              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                ON MARCH 29, 2004


                                         SECURITIES ACT REGISTRATION NO. 2-64625
                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-2927
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        / /
                           PRE-EFFECTIVE AMENDMENT NO.                      / /

                         POST-EFFECTIVE AMENDMENT NO. 29                    /X/

                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                     / /

                                 AMENDMENT NO. 30                           /X/

                        (Check appropriate box or boxes)

                                   ----------


                      PRUDENTIAL TAX-FREE MONEY FUND, INC.

               (Exact name of registrant as specified in charter)
                              GATEWAY CENTER THREE,
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
               (Address of Principal Executive Offices) (Zip Code)

                                   ----------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 802-6469
                             JONATHAN D. SHAIN, ESQ.
                              GATEWAY CENTER THREE,
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
                     (Name and Address of Agent for Service)

                                   ----------

              It is proposed that this filing will become effective
                            (check appropriate box):
                /X/ immediately upon filing pursuant to paragraph (b)
                / / on (date) pursuant to paragraph (b)
                / / 60 days after filing pursuant to paragraph (a)(1)
                / / on (date) pursuant to paragraph (a)(1)
                / / 75 days after filing pursuant to paragraph (a)(2)
                / / on (date) pursuant to paragraph (a)(2) of Rule 485. If appropriate, check the following box:
                / / this post-effective amendment designates a new
                    effective date for a previously filed post-effective amendment.

                                   ----------

================================================================================

DRYDEN TAX-FREE MONEY FUND


FORMERLY KNOWN AS PRUDENTIAL TAX-FREE MONEY FUND, INC.

MARCH 29, 2004


PROSPECTUS

[GRAPHIC]

FUND TYPE


MONEY MARKET


OBJECTIVE

THE HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL
INCOME TAXES, CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


[JENNISONDRYDEN MUTUALFUNDS LOGO]

TABLE OF CONTENTS


 1   RISK/RETURN SUMMARY
 1   Investment Objective and Principal Strategies
 2   Principal Risks
 3   Evaluating Performance
 4   Fees and Expenses

 5   HOW THE FUND INVESTS
 5   Investment Objective and Policies
 7   Other Investments and Strategies
 8   Investment Risks

10   HOW THE FUND IS MANAGED
10   Board of Directors
10   Manager
10   Investment Adviser
11   Distributor

12   FUND DISTRIBUTIONS AND TAX ISSUES
12   Distributions
12   Tax Issues

14   HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
14   How to Buy Shares
18   How to Sell Your Shares
19   How to Exchange Your Shares
20   Telephone Redemptions and Exchanges
21   Expedited Redemption Privilege

22   FINANCIAL HIGHLIGHTS

     FOR MORE INFORMATION (Back Cover)

RISK/RETURN SUMMARY


This section highlights key information about DRYDEN TAX-FREE MONEY FUND which we refer to as "the Fund." The Fund began doing business as Dryden Tax-Free Money Fund effective June 30, 2003. Prior to that, the Fund was known as Prudential Tax-Free Money Fund, Inc. Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to seek the highest level of CURRENT INCOME that is exempt from federal income taxes, CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL. To achieve this objective we invest primarily in short-term debt obligations of state and local governments, municipal commercial paper, variable rate demand obligations and municipal asset-backed securities, which we refer to collectively as "Municipal Bonds." The Fund invests in Municipal Bonds which are high-quality money market instruments with remaining maturities of 13 months or less. This may include obligations the interest and/or principal payments on which are insured by the bond issuers or other parties. The Fund may also invest in longer-term securities that are accompanied by demand features, which will shorten the effective maturity of the securities to thirteen months or less.

Under normal circumstances, at least 80% of the Fund's INVESTABLE ASSETS (net assets plus any borrowings made for investment purposes) are invested in money market instruments that pay income exempt from federal income taxes and which are not preference items for purposes of the federal alternative minimum tax. The Fund may invest up to 20% of its investable assets in Municipal Bonds that may be a preference item for purposes of the federal alternative minimum tax.

While we make every effort to achieve our investment objective and maintain a net asset value of $1 per share, we can't guarantee success. To date, the Fund's net asset value has never deviated from $1 per share.

[SIDENOTE]

DID YOU KNOW ...

MONEY MARKET FUNDS -- WHICH HOLD HIGH-QUALITY SHORT-TERM DEBT OBLIGATIONS -- PROVIDE INVESTORS WITH A LOWER RISK, HIGHLY LIQUID INVESTMENT OPTION. THESE FUNDS ATTEMPT TO MAINTAIN A NET ASSET VALUE OF $1 PER SHARE, ALTHOUGH THERE CAN BE NO GUARANTEE THAT THEY WILL ALWAYS BE ABLE TO DO SO.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests in debt obligations, there is the risk that the value of a particular obligation could go down. Debt obligations are generally subject to CREDIT RISK -- the risk that the issuer of a particular security may be unable to make principal and interest payments when they are due, and MARKET RISK -- the risk that the securities could lose value because interest rates rise or investors lose confidence in the ability of issuers in general to pay back their debt. The Fund's many securities, including municipal asset-backed securities, are also subject to PREPAYMENT RISK -- the risk that the underlying obligations may be prepaid, partially or completely, generally during times of falling interest rates, which could adversely affect yield and could require the Fund to reinvest in lower yielding obligations.

The Fund may purchase insured Municipal Bonds to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of the Fund. An insured Municipal Bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.

There is also a risk that we will sell a security for a price that is higher or lower than the value attributed to the security through the amortized cost valuation procedures we follow. Such an event could affect our ability to maintain a net asset value of $1 per share.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the net asset value of an investment at $1 per share, it is possible to lose money by investing in the Fund. For more detailed information about the risks associated with the Fund, see "How the Fund Invests -- Investment Risks."

EVALUATING PERFORMANCE

A number of factors -- including risk -- can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The tables below compare the Fund's average annual returns and yield for the periods indicated with those of a group of similar funds. The bar chart and tables demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual returns compare with a group of similar funds. Past performance, before and after taxes, is not an indication that the Fund will achieve similar results in the future. For current yield information, you can call us at (800) 225-1852.

[CHART]

ANNUAL RETURNS(1)

1994          2.31%
1995          3.15%
1996          2.84%
1997          3.00%
1998          2.83%
1999          2.56%
2000          3.42%
2001          2.26%
2002          0.94%
2003          0.42%


BEST QUARTER: .91% (2nd quarter of 2000) WORST QUARTER: .07% (3rd quarter of
2003)

AVERAGE ANNUAL RETURNS(1) (as of 12/31/03)



                                             ONE YEAR    FIVE YEARS    TEN YEARS      SINCE INCEPTION
Fund Shares                                    .42%         1.92%        2.38%      3.80% (since 8-2-79)
--------------------------------------------------------------------------------------------------------

iMoneyNet, Inc. Tax-Free
National Retail Average(2)                     .47%         1.99%        2.49%               N/A
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

7-DAY YIELD(1) (as of 12/31/03)

7-Day Yield of the Fund                        .43%
--------------------------------------------------------------------------------------------------------

7-Day Tax Equivalent Yield of the Fund(3)      .66%
--------------------------------------------------------------------------------------------------------


(1)  The Fund's returns and yield are after deduction of expenses.

(2) This is the data for all funds in the iMoneyNet, Inc. Tax-Free National Retail Average (formerly called the iMoneyNet, Inc. Tax-Free Stock Broker & General Purpose Average) category as of December 29, 2003, the closest day to the end of our reporting period.

(3) Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes. It is calculated by dividing the Fund's current yield by the result of one minus the maximum marginal federal income tax rate.

FEES AND EXPENSES

These tables show the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                  CLASS A SHARES
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)                         None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
 percentage of the lower of original purchase
 price or sale proceeds)                                               None
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
 reinvested dividends and other distributions                          None
--------------------------------------------------------------------------------
Redemption fees                                                        None
--------------------------------------------------------------------------------
Exchange fee                                                           None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                                  CLASS A SHARES
Management fees                                                       .500%
--------------------------------------------------------------------------------
+ Distribution and service (12b-1) fees                               .125%
--------------------------------------------------------------------------------
+ Other expenses                                                      .219%
--------------------------------------------------------------------------------
= TOTAL ANNUAL FUND OPERATING EXPENSES                                .844%
--------------------------------------------------------------------------------


(1) Your broker may charge you a separate or additional fee for purchases of shares or an administration fee on fund balances, including income from fund distributions.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
Class A shares                        $ 86         $ 269          $ 468       $ 1,042
--------------------------------------------------------------------------------------

HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to seek the highest level of CURRENT INCOME that is exempt from federal income taxes, CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL. While we make every effort to achieve our objective, we can't guarantee success.


The Fund invests in high-quality money market instruments to try to provide investors with current tax-free income while maintaining a stable net asset value of $1 per share. We manage the Fund to comply with specific rules designed for money market mutual funds. We will purchase short-term debt obligations of state and local governments, municipal commercial paper, variable rate demand obligations and municipal asset-backed securities, which we refer to collectively as "Municipal Bonds." The Fund may invest up to 20% of its investable assets in Municipal Bonds that may be a preference item for purposes of the federal alternative minimum tax.

The Municipal Bonds that we purchase must be (1) rated in one of the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (NRSROs) such as Moody's Investors Service, Inc. (rated at least MIG 2 or Prime-2) or Standard & Poor's Ratings Services (rated at least SP-2 or A-2) or by one NRSRO if only one NRSRO rates those Municipal Bonds, (2) rated in one of the three highest long-term rating categories by at least two NRSROs or by only one NRSRO if only one NRSRO rates those Municipal Bonds, or
(3) if unrated, of comparable quality as determined by the Fund's investment adviser. We may also invest in insured municipal bonds. Generally, the yields on insured bonds are lower than the yields on uninsured bonds of comparable quality and maturity. Insurance reduces the insured bond's credit risk and may increase the bond's value. The Municipal Bonds that we purchase may be "general obligation bonds" or "revenue bonds." General obligation bonds are Municipal Bonds backed by the full faith and credit of the issuer, including its taxing authority and ability to borrow additional funds. In contrast, revenue bonds are Municipal Bonds backed by the revenues from a specific municipal project such as bridges, hospitals and public works or proceeds from a special excise tax. The Fund can also purchase or hold up to 25% of the Fund's total assets in Municipal Bonds that are "PRE-REFUNDED" BONDS. These obligations are fully secured by securities issued by the United States or an instrumentality of the United States and held in escrow for the benefit of holders of the Municipal Bonds. Municipal Bonds are usually pre-refunded when the issuer can refinance debt at a lower interest cost and, therefore, pay off its original, more costly obligation. Under the rules that govern tax-free money market funds, like the Fund, we treat pre-refunded bonds the same as the U.S. Government securities that secure the obligation. This means that we can invest more of the Fund's assets in Municipal Bonds that are pre-refunded than we could if the security were a general obligation bond or a revenue bond.

The Fund may invest in Municipal Bonds that are "VARIABLE RATE" or "FLOATING RATE" obligations. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, generally they may be beneficial when interest rates are rising because of the additional return the Fund will receive, and they may be less attractive when interest rates are falling because of the reduction in interest payments to the Fund.

DEBT OBLIGATIONS in general, including those listed above and any others that we may purchase, are basically written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security. We may purchase securities that include DEMAND FEATURES, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that we can purchase longer-term securities because we can demand repayment of the obligation at an agreed-upon price within an agreed-upon or specified period of time. This procedure follows the rules applicable to money market funds.


The Fund's investments also include VARIABLE RATE DEMAND OBLIGATIONS (VRDOs) in the form of municipal asset-backed securities or VRDOs in variable rate tax-exempt obligations. The VRDOs in which the Fund may invest are tax-exempt obligations that contain a FLOATING or VARIABLE INTEREST RATE adjustment formula and include an unconditional right of demand on the part of the holder to receive payment of the unpaid principal plus accrued interest at a specified time. Municipal asset-backed VRDOs provide the Fund with a specified interest (up to 100%) of the underlying obligations and the right to demand payment of the unpaid principal plus accrued interest on the asset-backed securities at a specified time. There is a possibility, because of default or insolvency, that the demand features of certain VRDOs or municipal asset-backed VRDOs may not be honored.


Any of the money market instruments that the Fund may purchase may be accompanied with the right to resell the instrument prior to the instrument's maturity. These rights are referred to as "PUTS" and are acquired by the Fund to protect against a possible decline in the market value of the securities to which the puts relate in the event of interest rate fluctuations and to shorten the effective maturity of the securities. One form of liquidity put consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option." Tender option bonds are the functional equivalent of ordinary variable or floating rate obligations.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Bonds and for providing state and local governments with federal credit assistance. Such proposals, if adopted, may adversely affect our investments and strategies.


Our investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors (the Board) of the Fund can change investment policies that are not fundamental.


For more information, see "Investment Risks" below and the Statement of Additional Information (SAI), "Description of the Fund, Its Investments and Risks." The SAI contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

OTHER INVESTMENTS AND STRATEGIES

While the Fund invests principally in the securities described above, it may invest in other securities or use other investment strategies to increase its returns or protect its assets, if market conditions warrant.

The Fund may invest up to 10% of its total assets in shares of other investment companies. Such investment can result in the duplication of management and advisory fees.

The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. These transactions constitute short-term cash loans by the Fund. This creates a fixed return for the Fund. The Fund will not invest more than 5% of its total assets in repurchase agreements.

The Fund may use REVERSE REPURCHASE AGREEMENTS, where we borrow money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time. The Fund's use of reverse repurchase agreements is limited to 5% of the value of its total assets.

The Fund may also purchase money market obligations on a "WHEN-ISSUED" or "DELAYED-DELIVERY" basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the settlement date.

The Fund also follows certain policies when it: BORROWS MONEY (the Fund may borrow up to 5% of the value of its total assets and may pledge up to 10% of its assets to secure such borrowings) and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market, and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means that they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI, "Investment Restrictions".


INVESTMENT RISKS

As noted previously, all investments involve risks, and investing in the Fund is no exception. To limit these risks, we invest only in high-quality securities with remaining maturities of no more than 13 months.


This chart outlines the key risks and potential rewards of the principal strategies and certain other non-principal strategies the Fund may make. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE


% OF FUND'S ASSETS               RISKS                                          POTENTIAL REWARDS
HIGH-QUALITY MONEY MARKET        - Credit risk -- the risk that the default of  - A source of regular interest income
OBLIGATIONS OF MUNICIPAL           an issuer would leave the Fund with unpaid
ISSUERS                            interest or principal (lower credit risk     - May be more secure than stock and other
Up to 100%                         for insured and higher rated bonds) or, in     equity securities because of identified
                                   the case of VRDOs and municipal                sources from which to pay interest and
                                   asset-backed VRDOs, that the issuer of a       principal
                                   put may not be able to meet its obligation
                                   to purchase the security. The lower a        - Most bonds rise in value when interest
                                   bond's quality, the higher its volatility.     rates fall

                                 - Market risk -- the risk that the
                                   obligations may lose value in the market, sometimes rapidly or unpredictably because interest rates rise or there is a lack of confidence in a group of borrowers or in an industry or there is a lack of confidence in the borrower or the bond's insurer

PRE-REFUNDED BONDS               - May be more expensive than obligations       - May be more secure than other obligations
Up to 25%                          backed only by a municipality's taxing or      of municipal issuers because of the escrow
                                   borrowing authority                            of U.S. Government obligations

SHARES OF OTHER INVESTMENT       - Could result in duplicate management or      - May provide additional diversification
COMPANIES                          advisory fees
Up to 10%

ILLIQUID SECURITIES              - May be difficult to value precisely          - May offer a more attractive yield or
Up to 10% of net assets                                                           potential for growth than more widely
                                 - May be difficult to sell at the time or        traded securities
                                   price desired

HOW THE FUND IS MANAGED

BOARD OF DIRECTORS


The Board oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies for the Fund. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
100 MULBERRY STREET, GATEWAY CENTER THREE
NEWARK, NJ 07102


Under a management agreement with the Fund, PI manages the Fund's investment operations, administers its business affairs and is responsible for supervising the Fund's investment adviser. For the fiscal year ended December 31, 2003, the Fund paid PI management fees of .50% of the Fund's average daily net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2003, PI, a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.


INVESTMENT ADVISER


Prudential Investment Management, Inc. (PIM) is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address is 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services. For the fiscal year ended December 31, 2003, PI paid PIM advisory fees of .25% of the Fund's average daily net assets.


The PIM Fixed Income Group is organized into teams specializing in different sectors of the fixed income market: U.S. and non-U.S. government bonds and mortgages, U.S. and non-U.S. investment grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.


The Money Markets Team, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Fund. The Team develops and coordinates the Fund's investment strategy. "Bottom-up" security selection is done by the Money Markets Sector Team. The Market Outlook is developed quarterly by the Chief Investment Officer and the Heads of each of the Sector Teams. The Market

Outlook assesses the likely ranges of economic and interest rate scenarios to provide a Prudential Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.

DISTRIBUTOR


Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has a Distribution and Service Plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act). Under the Plan and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's shares and provides certain shareholder support services. The Fund pays distribution and other fees from the assets of the Fund to PIMS as compensation for its services. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables. Because these fees are paid from the Fund's assets on a continuous basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FUND DISTRIBUTIONS AND TAX ISSUES


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS and any realized net CAPITAL GAINS to shareholders.


The following briefly discusses some of the important tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes DIVIDENDS of any net investment income to shareholders every month. The Fund intends to invest so that dividend distributions to you will generally be exempt from federal taxation. The dividends you receive from the Fund will be exempt from federal income taxes (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as the Fund mails a notice to you that properly designates the dividend as an exempt interest dividend.

However, if you are subject to the alternative minimum tax, you will have to pay tax on the portion of dividend distributions from the Fund attributable to the Fund's investments in certain "private activity" bonds. The Fund will not invest more than 20% of its investable assets in these bonds.

Although the Fund is not likely to realize capital gains because of the types of securities we purchase, any realized net CAPITAL GAINS will be paid to shareholders (typically once a year). CAPITAL GAINS are generated when the Fund sells assets for a profit.

For your convenience, Fund distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Fund. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. For more information about automatic reinvestment and other shareholder services, see "How to Buy, Sell and Exchange Shares of the Fund -- How To Buy Shares" at Step 3: Additional Shareholder Services.

TAX ISSUES
FORM 1099


Every year, you will receive a FORM 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable in the calendar year they are received, except where we declare certain dividends in October, November or December of a calendar year but actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. As noted above, however, the Fund intends to pay dividends that are exempt from federal income taxes.

WITHHOLDING TAXES


If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to back-up withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sales proceeds. Dividends of net investment income and net short-term capital gains paid to a NONRESIDENT FOREIGN SHAREHOLDER generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES


In order to buy shares of the Fund, the following steps need to be taken:
STEP 1: Open an Account; STEP 2: Understanding the Price You'll Pay; STEP 3:
Additional Shareholder Services.


STEP 1: OPEN AN ACCOUNT


If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS or Transfer Agent) at (800) 225-1852 or contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

You may purchase shares by check or by wire. We do not accept cash or money orders.

To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

Except as noted below, the minimum initial investment for Fund shares is $1,000 and the minimum subsequent investment is $100. All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.


PURCHASES THROUGH THE PRUDENTIAL INVESTOR ACCOUNT PROGRAM

The Prudential Investor Account Program is a financial services program available to clients of Pruco Securities, LLC (Pruco) and provides for an automatic investment procedure.

The Investor Account Program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, MoneyMart Assets, Inc. will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Pruco representative or the Client Service Center. The following discussion assumes that you have selected the Fund as your primary money sweep fund.


With the Investor Account as well as the Investor Account for Benefit Plans and IRAs, all credit balances (that is, immediately available funds) of $1 or more will be invested in the Fund on a daily basis. Wachovia Securities, LLC (Wachovia Securities), Pruco's clearing broker, arranges for the investment of the credit balance in the Fund and will purchase shares of the Fund equal to that amount. This will occur on the business day following the availability of the credit balance. Wachovia Securities may use and retain the benefit of credit balances in your account until Fund shares are purchased.


If you have an Investor Account (non-IRAs), shares of the Fund will be purchased as follows:


   - When your account has a credit balance of $10,000 or more, Wachovia Securities will arrange for the automatic purchase of shares of the Fund with all cash balances of $1 or more. This will occur on the business day following the availability of the credit balance.

   - When your account has a credit balance that results from a securities sale totaling $1,000 or more, all cash balances of $1 or more will be invested in the Fund on the business day following the settlement date.

   - For all other credit balances of $1 or more, shares will be purchased automatically at least once a month on the last business day of each month.

You will begin earning dividends on your shares purchased through the Investor Account Program on the first business day after the order is placed. Wachovia Securities will purchase shares of the Fund at the price determined at 4:00 p.m. New York time, on the business day following the availability of the credit balance. Wachovia Securities will use and retain the benefit of credit balances in your account until Fund shares are purchased.


Purchases of, withdrawals from and dividends from the Fund will be shown on your Investor Account statement.

The charges and expenses of the Investor Account Program are not reflected in the Fees and Expenses tables. For information about participating in the Investor Account Program, you should call (800) 235-7637.

MANUAL PURCHASES

You may make a manual purchase (that is, a non-money market sweep purchase) of Fund shares in either of the following situations:


   - You do not participate in a money market sweep program (the Investor Account Program), or


   - You participate in a money market sweep program, but the Fund is not designated as your primary money market sweep fund.

The minimum initial investment for a manual purchase of shares of the Fund is $1,000 and the minimum subsequent investment is $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.


If you make a manual purchase through Wachovia Securities, Wachovia Securities will place your order for shares of the Fund on the business day after the purchase order is received for settlement that day, which is the second business day after receipt of the purchase order by Wachovia Securities. Wachovia Securities may use and retain the benefit of credit balances in a client's brokerage account until monies are delivered to the Fund (Wachovia Securities delivers Federal Funds on the business day after settlement).

If you make a manual purchase through the Fund's Distributor, through your broker or dealer or directly from the Fund, shares will be purchased at the net asset value next determined after receipt of your order and payment in proper form. Unless trading on the New York Stock Exchange (NYSE) closes before 4:00 p.m. New York time, when your payment is received by 4:00 p.m. New York time, shares will be purchased that day and you will begin to earn dividends on the following business day. In the event that regular trading on NYSE closes before 4:00 p.m. New York time, shares will be purchased on the next day that the NYSE is open if your payment is received after the close of regular trading on the NYSE. If you purchase shares through a broker or dealer, your broker or dealer will forward your order and payment to the Fund. You should contact your broker or dealer for information about services that they may provide, including an automatic sweep feature. Transactions in Fund shares may be subject to postage and other charges imposed by your broker or dealer. Any such charge is retained by your broker or dealer and is not sent to the Fund.


PAYMENTS TO THIRD PARTIES FOR ACCOUNT MAINTENANCE

The Distributor or one of its affiliates may make ongoing payments, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

STEP 2: UNDERSTANDING THE PRICE YOU'LL PAY

When you invest in a mutual fund, you buy shares of the Fund. Shares of a money market mutual fund, like the Fund, are priced differently than shares of common stock and other securities.

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Fund values its securities using the amortized cost method. The Fund seeks to maintain an NAV of $1 per share at all times. Your broker may charge you a separate or additional fee for purchases of shares.


We determine the NAV of our shares once each business day at the close of regular trading on the NYSE, usually at 4:00 p.m. New York time, on days that the NYSE is open for trading. Your purchase order or redemption request must be received by PMFS by the close of regular trading on the NYSE, usually 4:00 p.m. New York time, in order to receive the NAV for that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase or sell is received after the close of regular trading on the NYSE. The NYSE is closed on most national holidays and Good Friday. We do not determine NAV on days when we have not received any orders to purchase, sell, or exchange Fund shares or when changes in the value of the Fund's portfolio do not materially affect the NAV.


STEP 3: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out -- or distributes -- its net investment income and net capital gains, if any, to shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES


You can sell your shares of the Fund for cash (in the form of a check, by wire or by electronic deposit to your bank account) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.


When you sell shares of the Fund -- also known as redeeming shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day.


In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. If your broker does not hold your shares, contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. To the extent permitted by the Securities and Exchange Commission (the Commission), this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Restrictions on Sales."


If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or trust, and if you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by an "eligible guarantor institution". An "eligible guarantor institution" includes any bank, broker-dealer, savings institution or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares."

In addition, we may withhold wiring redemption proceeds if the Fund's investment adviser determines that the Fund could be adversely affected by making immediate payment, and we may take up to seven days to wire redemption proceeds.


REDEMPTION IN KIND

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.


AUTOMATIC REDEMPTION FOR THE INVESTOR ACCOUNT


If you participate in the Investor Account Program, your Fund shares may be automatically redeemed to cover any deficit in your securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.


The amount of the redemption will be the lesser of the total value of Fund shares held in your securities account or the deficit in your securities account. A deficit in your Investor Account may result from activity arising under the program. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Fund to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Wachovia Securities, which has advanced monies to satisfy deficits in your account.

Redemptions are automatically made by Wachovia Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests.


HOW TO EXCHANGE YOUR SHARES


You can exchange your shares of the Fund for shares in certain other JennisonDryden or Strategic Partners mutual funds -- including certain money market funds -- if you satisfy the minimum investment requirements of such other JennisonDryden or Strategic Partners mutual fund. You can exchange shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Fund shares for Class B, Class C or Class Z shares of another JennisonDryden or Strategic Partners mutual fund, except that shares purchased prior to January 22, 1990, that are subject to a contingent deferred sales charge can be exchanged for Class B shares.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


When you exchange shares of the Fund for Class A shares of any other JennisonDryden or Strategic Partners mutual fund, you will be subject to any sales charge that may be imposed by such other JennisonDryden or Strategic Partners mutual fund. The sales charge is imposed at the time of your exchange.


FREQUENT TRADING


Frequent trading of Fund shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled accounts. The decision will be based upon dollar amount, volume and frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order subsequent to the day the order is placed. There can be no assurance that the Fund's procedures will be effective in limiting the practice of market timing in all cases.


TELEPHONE REDEMPTIONS AND EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see "How to Sell Your Shares -- Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE


If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter and must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares -- Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS


The financial highlights below are intended to help you evaluate the Fund's financial performance for the past 5 years. The TOTAL RETURN in the chart represents the rate that a shareholder would have earned on an investment in the Fund, assuming investment at the start of the period, reinvestment of all dividends and other distributions and sale at the end of the period. The information is for shares of the Fund for the periods indicated.

A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent auditors, is available upon request, at no charge as described on the back cover of this prospectus.

The financial highlights for the five fiscal years ended December 31, 2003 were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


FUND SHARES (fiscal years ended 12-31)


PER SHARE OPERATING PERFORMANCE                     2003         2002         2001         2000         1999
NET ASSET VALUE, BEGINNING OF YEAR            $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
Net investment income and net realized
  gains                                             .004         .009         .023         .034         .025
Dividends and distributions to shareholders        (.004)       (.009)       (.023)       (.034)       (.025)
Net asset value, end of year                  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
TOTAL RETURN(a):                                     .42%         .94%        2.26%        3.42%        2.56%

RATIOS/SUPPLEMENTAL DATA                            2003         2002         2001         2000         1999
Net assets, end of year (000)                 $  188,805   $  176,480   $  167,929   $  166,526   $  179,887
Average net assets (000)                      $  207,138   $  200,609   $  182,953   $  176,759   $  202,718
Ratios to average net assets:
Expenses, including distribution
  and service (12b-1) fees                           .84%         .86%         .87%         .80%         .81%
Expenses, excluding distribution
  and service (12b-1) fees                           .72%         .73%         .74%         .68%         .69%
Net investment income                                .39%         .86%        2.18%        3.38%        2.51%



(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

- MAIL
  Prudential Mutual
  Fund Services LLC
  PO Box 8098
  Philadelphia, PA 19101

- TELEPHONE
  (800) 225-1852
  (732) 482-7555 (from
  outside the U.S.)

- WEBSITE
  www.jennisondryden.com

- Outside Brokers should contact:
  Prudential Investment Management
  Services LLC
  PO Box 8310
  Philadelphia, PA 19101

- TELEPHONE
  (800) 778-8769

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

- MAIL
  Securities and Exchange Commission
  Public Reference Section
  Washington, DC 20549-0102

- ELECTRONIC REQUEST
  publicinfo@sec.gov
  Note: The SEC charges a fee to copy documents

- IN PERSON
  Public Reference Room in Washington, DC
  For hours of operation, call (202) 942-8090

- VIA THE INTERNET
  on the EDGAR database at http://www.sec.gov

Additional information about the Fund can be obtained without charge and can be found in the following documents:

- STATEMENT OF ADDITIONAL
  INFORMATION (SAI)
  (incorporated by reference
  into this prospectus)

- ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

- SEMIANNUAL REPORT

Dryden Tax-Free Money Fund, Inc.
 SHARE CLASS A
 NASDAQ         PBFXX
 CUSIP          26248T301


MF103A                                  Investment Company Act File No. 811-2927

                           DRYDEN TAX-FREE MONEY FUND


                       Statement of Additional Information

                                  March 29, 2004

     Prudential Tax-Free Money Fund, Inc., known as Dryden Tax-Free Money Fund (the Fund), is an open-end, diversified management investment company whose investment objective is to seek the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. The Fund pursues this objective by investing primarily in a portfolio of short-term debt obligations issued by states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, duly constituted authorities and corporations, the interest from which is wholly-exempt from federal income tax in the opinion of bond counsel to the issuer. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests" in the Fund's Prospectus (Prospectus) dated March 29, 2004 and "Description of the Fund, Its Investments and Risks" below. Effective June 30, 2003, the Fund began doing business as Dryden Tax-Free Money Fund.


     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, and its telephone number is (800) 225-1852.

     This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained at no charge from the Fund upon request at the address or telephone number noted above.


     The Fund's financial statements for the fiscal year ended December 31, 2003 are incorporated into this SAI by reference to the Fund's 2003 annual report to shareholders (File No. 811-2927). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.


                                TABLE OF CONTENTS


                                                                              PAGE
                                                                              ----
Fund History                                                                  B-2
Description of the Fund, Its Investments and Risks                            B-2
Investment Restrictions                                                       B-6
Management of the Fund                                                        B-7
Control Persons and Principal Holders of Securities                           B-12
Investment Advisory and Other Services                                        B-12
Brokerage Allocation and Other Practices                                      B-16
Securities and Organization                                                   B-17
Purchase, Redemption and Pricing of Fund Shares                               B-17
Net Asset Value                                                               B-19
Taxes, Dividends and Distributions                                            B-20
Calculation of Yield                                                          B-22
Financial Statements                                                          B-23
Appendix I--Description of Ratings                                            I-1
Appendix II--Proxy Voting Policies of the Subadviser                          II-1


MF103B

                                  FUND HISTORY

     The Fund was organized as a corporation under the laws of Maryland on March 22, 1979.


     Effective June 30, 2003 the Fund began doing business as Dryden Tax-Free Money Fund.


               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

     (a) CLASSIFICATION. The Fund is a diversified open-end management investment company.

     (b) INVESTMENT STRATEGIES AND RISKS. The Fund's investment objective is to seek the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. To achieve this objective we invest in Municipal Bonds. Additional information relating to the Fund's principal investment policies and strategies discussed in the Prospectus, and information about other securities, instruments, policies and strategies which the Fund may use from time to time in seeking to achieve its investment objective, are described below. The Fund may not be successful in achieving its investment objective and you can lose money.

MUNICIPAL BONDS

     The Fund may invest in short-term debt obligations of state and local governments, municipal commercial paper, variable rate demand obligations and municipal asset-backed securities, which are collectively referred to as Municipal Bonds in the Prospectus and this SAI.

     Municipal bonds are generally issued to obtain funds for various public purposes, including construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may also be issued to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. Municipal bonds also include bonds issued by or on behalf of public authorities in order to obtain funds with which to provide privately operated housing facilities, sports facilities, pollution control facilities, convention or trade show facilities, industrial, port or parking facilities and facilities for water supply, gas, electricity or waste disposal. These bonds are typically revenue bonds and generally do not carry the pledge of the issuer's credit. Municipal bonds may be insured.

     Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power.

     Municipal notes are short-term obligations generally with a maturity, at the time of issuance, ranging from six months to three years. The principal types of municipal notes include, but are not limited to tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and tax revenue anticipation notes. Municipal notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues, are usually general obligations of the issuing municipality or agency.

     Municipal notes also include tax-exempt or municipal commercial paper, which is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing and to be paid from general revenues of the municipality or refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


     MUNICIPAL ASSET-BACKED SECURITIES. The Fund may purchase municipal asset-backed securities. These securities are debt obligations, often issued through a trust or other investment vehicles that are backed by municipal debt obligations and accompanied by a liquidity facility to comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (the 1940 Act).

PRE-REFUNDED SECURITIES


     The Fund will treat an investment in a municipal security pre-refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the diversification requirements of the the 1940 Act provided: (1) the escrowed securities are "government securities" as defined in the 1940 Act; (2) the escrowed securities are irrevocably pledged only to payment of debt service on the pre-refunded securities, except to the extent there are amounts in excess of funds necessary for such debt service; (3) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the pre-refunded securities and a verification report prepared by a party acceptable to a nationally recognized statistical rating organization, or counsel to the holders of the pre-refunded securities, so verifies; (4) the escrow agreement provides that the issuer of the pre-refunded securities grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the pre-refunded securities, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon and (5) the escrow agent had no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (2) above. The Fund will not, however, invest more than 25% of its total assets in pre-refunded bonds of the same municipal issuer.

VARIABLE RATE AND FLOATING RATE SECURITIES.

     The interest rates payable on certain Municipal Bonds are not fixed and may fluctuate based upon changes in market rates. Municipal Bonds of this type are called "variable rate" or "floating rate" obligations. The interest rate payable on a variable rate obligation is adjusted at predesignated intervals and the interest rate payable on a floating rate obligation is adjusted whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features of these obligations typically include the right of the Fund to demand, in some cases, at specified intervals of less than one year or, in other cases, upon not less than seven days' notice, prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature). In addition, the issuer may have the right, at similar intervals or upon similar notice, to prepay the principal amount prior to maturity. The principal benefit of variable and floating rate obligations is that the interest rate adjustment minimizes changes in the market value of the obligations. As a result, the purchase of such obligations should enhance the ability of the Fund to maintain a stable net asset value (NAV) per share (see "Net Asset Value" below) and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. The payment of principal and interest by issuers of certain Municipal Bonds purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a Municipal Bond meets the Fund's investment quality requirements.

     PUTS. The Fund may purchase Municipal Bonds together with the right to resell the Municipal Bonds to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the bonds. Such a right to resell is commonly known as a "put" or "tender option," and the aggregate price which the Fund pays for Municipal Bonds with puts or tender options is higher than the price which otherwise would be paid for the Bonds. Consistent with the Fund's investment objective and subject to the supervision of the Board of Directors, the primary purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income taxes while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase, at a later date, securities other than those subject to the put. The Fund's policy is generally to exercise the puts or tender options on their expiration date. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Fund's investment adviser revises its evaluation of the credit worthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, the investment adviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund's portfolio.

     The Fund values Municipal Bonds which are subject to puts or tender options at amortized cost; no value is assigned to the put or tender option. The value of the put or tender option is dependent on the ability of the put writer to meet its obligation of repurchase, and it is the Fund's general policy to enter into put or tender option transactions only with such brokers, dealers or other financial institutions which present minimal credit risks. There is a credit risk associated with the purchase of puts or tender options in that the broker, dealer or financial institution might default on its obligation to repurchase an underlying security. The Fund has received a ruling of the Internal Revenue Service to the effect that the Fund will be considered the owner of the Municipal Bonds subject to the puts or tender options so that the interest on the bonds will be tax-exempt income to the Fund.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES.

     Municipal Bonds are frequently offered on a when-issued or delayed delivery basis. When so offered, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and, during the period between purchase and settlement, no interest accrues to the purchaser. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Fund makes the commitment to purchase a Municipal Bond on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the bond in determining its NAV. The Fund will also establish a segregated account with its custodian bank in which it will maintain cash or other liquid assets equal in value to commitments for when-issued or delayed delivery securities. If the Fund chooses to dispose of the when-issued or delayed delivery security prior to the settlement date, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. The Fund does not believe that its NAV or net investment income will be adversely affected by its purchase of Municipal Bonds on a when-issued or delayed delivery basis. The Fund may invest in when-issued or delayed delivery securities without other limitation.

     OTHER MATTERS. For purposes of diversification under the 1940 Act, the identification of the issuer of Municipal Bonds depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision, and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be regarded as a separate security and treated as an issue of such government or entity.

BORROWING


     The Fund may borrow from banks (including through entering into reverse repurchase agreements) up to and including 5% of the value of its total assets taken at the lower of cost or current value for temporary purposes. The Fund may pledge up to and including 10% of its assets to secure such borrowings.


REPURCHASE AGREEMENTS

     The Fund may invest up to 5% of its total assets in repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments LLC (PI or the Manager) pursuant to an order of the Securities and Exchange Commission (Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such other investment companies and invested in one or more repurchase agreements. The Fund participates in the income earned or accrued in the joint account based on the percentage of its investment. In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which equals or exceeds the resale price of the agreement. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements have the characteristics of borrowing and involve the sale of securities held by the Fund with an agreement to repurchase the securities at a specified price, date and interest payment. The Fund intends only to use the reverse repurchase technique when it will be to its advantage to do so. These transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Fund may be unable to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund's portfolio. The Fund's Custodian will maintain in a segregated account cash or other liquid assets maturing not later than the expiration of the reverse repurchase agreements having a value equal to or greater than such commitments.

ILLIQUID SECURITIES

     The Fund may not hold more than 10% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable (either within or outside of the United States). Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     A large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act, commercial paper and municipal lease obligations for which there is a readily available market will not be deemed to be illiquid under procedures established by the Board of Directors. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and(4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser will also consider: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations (NRSROs) in evaluating the credit quality of a municipal lease obligation, including (a) whether the lease can be cancelled; (b) if applicable, what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (e) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser. With respect to commercial paper that is issued in reliance on Section 4(2) of the Securities Act: (1) it must be (a) rated in one of the two highest short-term rating categories by at least two NRSROs or by one NRSRO if only one NRSRO rates those Municipal Bonds, such as Moody's Investors Service, Inc. (rated at least MIG 2 or Prime-2) or Standard & Poor's Ratings Services (rated at least SP-2 or A-2), (b) rated in one of the three highest long-term rating categories by at least two NRSROs or by only one NRSRO if only one NRSRO rates those Municipal Bonds, or (c) if unrated, of comparable quality as determined by the Fund's investment adviser; and (2) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

SEGREGATED ASSETS

     The Fund segregates with its Custodian, State Street Bank and Trust Company, cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include when-issued and delayed delivery securities, futures contracts, written options and options in futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market bi-weekly.

                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares. With respect to the submission of a change in fundamental policy or investment objective of the Fund, such matters shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of such matters as provided above.

     The following investment restrictions are fundamental policies of the Fund and may not be changed except as described above.

     The Fund may not:

     (1) Invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities or secured by such obligations). See "Municipal Bonds--Other Matters" under "Description of the Fund, its Investments and Risks" for the definition of an issuer.

     (2)  Make short sales of securities.

     (3) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities.

     (4) Borrow money, except that the Fund may borrow for temporary purposes in amounts not exceeding 5% of the market or other fair value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Any such borrowings will be made only from banks. Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The Fund would maintain, in a segregated account with its custodian, liquid assets equal in value to the amount owed.

     (5) Pledge its assets or assign or otherwise encumber them in excess of 10% of its assets (taken at market or other fair value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in restriction (4).

     (6)  Engage in the underwriting of securities.

     (7) Purchase or sell real estate mortgage loans, although it may purchase Municipal Bonds secured by interests in real estate.

     (8) Make loans of money or securities, except through the purchase of debt obligations or repurchase agreements.

     (9) Purchase securities of other investment companies, except in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

     (10) Invest for the purpose of exercising control or management of another company.

     (11) Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with less than three years of operating history.

     (12) The Fund will, under normal circumstances, invest at least 80% of its investable assets in money market instruments that pay income exempt from federal income taxes.

     In addition, the Fund may not purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take action within three days to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND


     Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors". Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors". "Fund Complex"+ consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI or the Manager).


                              INDEPENDENT DIRECTORS


                                                                                 NUMBER OF
                                           TERMS OF                             PORTFOLIOS
                                           OFFICE***                              IN FUND
                                          AND LENGTH                              COMPLEX
                           POSITION WITH    OF TIME     PRINCIPAL OCCUPATIONS    OVERSEEN       OTHER DIRECTORSHIPS
NAME, ADDRESS** AND AGE      THE FUND       SERVED     DURING PAST FIVE YEARS   BY DIRECTOR  HELD BY THE DIRECTOR****
-----------------------    -------------  ----------  ------------------------  -----------  ------------------------
Delayne Dedrick Gold (65)  Director       Since 1983  Marketing Consultant           85                 --
                                                       (1982- present);
                                                       formerly Senior Vice
                                                       President and Member of
                                                       the Board of Directors,
                                                       Prudential Bache
                                                       Securities, Inc.

Robert E. La Blanc (69)    Director       Since 1996  President (since 1981)         98      Director of Storage
                                                       of Robert E. La Blanc                  Technology Corporation
                                                       Associates, Inc.                       (since 1979);
                                                       (telecommunications);                  (technology), Chartered
                                                       formerly General                       Semiconductor
                                                       Partner at Salomon                     Manufacturing, Ltd.
                                                       Brothers and Vice-                     (since 1998.); Titan
                                                       Chairman of Continental                Corporation
                                                       Telecom; Trustee of                    (electronics, since
                                                       Manhattan College.                     1995); Computer
                                                                                              Associates
                                                                                              International, Inc.
                                                                                              (since 2002) (software
                                                                                              company), FiberNet
                                                                                              Telecom Group, Inc.
                                                                                              (since 2003) (telecom
                                                                                              company); Director
                                                                                              (since April 1999) of
                                                                                              The High Yield Plus
                                                                                              Fund, Inc.

Robin B. Smith (64)        Director       Since 1996  Chairman of the Board          97      Director of BellSouth
                                                       (since January 2003) of                Corporation (since
                                                       Publishers Clearing                    1992).
                                                       House (direct
                                                       marketing), formerly
                                                       Chairman and Chief
                                                       Executive Officer
                                                       (August 1996- January
                                                       2003) of Publishers
                                                       Clearing House.

                                                                                 NUMBER OF
                                           TERMS OF                             PORTFOLIOS
                                           OFFICE***                              IN FUND
                                          AND LENGTH                              COMPLEX
                           POSITION WITH   OF TIME      PRINCIPAL OCCUPATIONS    OVERSEEN       OTHER DIRECTORSHIPS
NAME, ADDRESS** AND AGE      THE FUND       SERVED     DURING PAST FIVE YEARS   BY DIRECTOR  HELD BY THE DIRECTOR****
-----------------------    -------------  ----------  ------------------------  -----------  ------------------------
Stephen Stoneburn (60)     Director       Since 1996  President and Chief            95                 --
                                                       Executive Officer
                                                       (since June 1996) of
                                                       Quadrant Media Corp. (a
                                                       publishing company);
                                                       formerly President
                                                       (June 1995-June 1996)
                                                       of Argus Integrated
                                                       Media, Inc.; Senior
                                                       Vice President and
                                                       Managing Director
                                                       (January 1993-1995) of
                                                       Cowles Business Media
                                                       and Senior Vice
                                                       President of Fairchild
                                                       Publications, Inc
                                                       (1975-1989).

Clay T. Whitehead (65)     Director       Since 1999  President (since 1983)         96      Director (since 2000) of
                                                       of National Exchange                   The High Yield Plus
                                                       Inc. (new business                     Fund, Inc.
                                                       development firm).

                                                 INTERESTED DIRECTORS

Robert F. Gunia (57)*      Director       Since 1996  Chief Administrative          179      Vice President and
                            and Vice                   Officer (since June                    Director (since May
                            President                  1999) of PI; Executive                 1989) and Treasurer
                                                       Vice President and                     (since 1999) of The
                                                       Treasurer (since                       Asia Pacific Fund, Inc.
                                                       January 1996) of PI;
                                                       President (since April
                                                       1999) of Prudential
                                                       Investment Management
                                                       Services LLC (PIMS);
                                                       Corporate Vice
                                                       President (since
                                                       September 1997) of The
                                                       Prudential Insurance
                                                       Company of America;
                                                       Director, Executive
                                                       Vice President and
                                                       Chief Administrative
                                                       Officer (since May
                                                       2003) of American
                                                       Skandia Investment
                                                       Services, Inc.,
                                                       American Skandia
                                                       Advisory Services,
                                                       Inc., and American
                                                       Skandia Fund Services,
                                                       Inc.; Executive Vice
                                                       President (since March
                                                       1999) and Treasurer
                                                       (since May 2000) of
                                                       Prudential Mutual Fund
                                                       Services LLC; formerly
                                                       Senior Vice President
                                                       (March 1987- May 1999)
                                                       of Prudential
                                                       Securities.

     Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

                                    OFFICERS



                                                TERM OF
                                               OFFICE***
                                               AND LENGTH
                                POSITION WITH   OF TIME     PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE             FUND         SERVED     DURING PAST FIVE YEARS
-----------------------         -------------  ----------   -----------------------------------------------------------
Judy A. Rice (56)               President      Since 2003   President, Chief Executive Officer, Chief Operating Officer
                                                             and Officer-in-Charge (since 2003) of PI; Director,
                                                             Officer-in-Charge, President, Chief Executive Officer and
                                                             Chief Operating Officer (since May 2003) of American
                                                             Skandia Advisory Services, Inc. and American Skandia
                                                             Investment Services, Inc.; Director, Officer-in-Charge,
                                                             President, Chief Executive Officer (since May 2003) of
                                                             American Skandia Fund Services, Inc.; Vice President
                                                             (since February 1999) of Prudential Investment Management
                                                             Services LLC; President, Chief Executive Officer and
                                                             Officer-In-Charge (since April 2003) of Prudential Mutual
                                                             Fund Services LLC; formerly various positions to Senior
                                                             Vice President (1992-1999) of Prudential Securities; and
                                                             various positions to Managing Director (1975-1992) of
                                                             Salomon Smith Barney; Member of Board of Governors of the
                                                             Money Management Institute.

Marguerite E. H. Morrison (47)  Chief Legal    Since 2003   Vice President and Chief Legal Officer--Mutual Funds and
                                 Officer                     Unit Investment Trusts (since August 2000) of Prudential;
                                 and                         Senior Vice President and Secretary (since April 2003) of
                                 Assistant     Since         PI; Senior Vice President and Secretary (since May 2003)
                                 Secretary     2002          of American Skandia Investment Services, Inc., American
                                                             Skandia Advisory Services, Inc. and American Skandia Fund
                                                             Services, Inc.; Vice President and Assistant Secretary of
                                                             PIMS (since October 2001), previously Senior Vice
                                                             President and Assistant Secretary (February 2001- April
                                                             2003) of PI and Vice President and Associate General
                                                             Counsel (December 1996-February 2001) of PI.

Grace C. Torres (44)            Treasurer      Since 1995   Senior Vice President (since January 2000) of PI; Senior
                                 and                         Vice President and Assistant Treasurer (since May 2003) of
                                 Principal                   American Skandia Investment Services, Inc. and American
                                 Financial                   Skandia Advisory Services Inc.; formerly First Vice
                                 and                         President (December 1996-January 2000) of PI and First
                                 Accounting                  Vice President (March 1993-1999) of Prudential Securities.
                                 Officer

Jonathan D. Shain (45)          Secretary      Since 2001   Vice President and Corporate Counsel (since August 1998) of
                                                             Prudential; Vice President and Assistant Secretary (since
                                                             May 2003) of American Skandia Investment Services, Inc.
                                                             and American Skandia Fund Services, Inc.; formerly
                                                             Attorney with Fleet Bank, N.A. (January 1997-July 1998).

Maryanne Ryan (39)              Anti-Money     Since 2002   Vice President, Prudential (since November 1998), First
                                 Laundering                  Vice President, Prudential Securities (March 1997- May
                                 Compliance                  1998); Anti-Money Laundering Officer (since May 2003) of
                                 Officer                     American Skandia Investment Services, Inc., American
                                                             Skandia Advisory Services, Inc. and American Skandia
                                                             Marketing, Inc.


--------------

+ The Fund Complex consists of all investment companies managed by PI. The funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.

* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

**   Unless otherwise noted, the address of the Directors and Officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

*** There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual's length of service as Director and/or Officer.

**** This column includes only directorships of companies required to register, or file reports with the Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

     The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plan", the Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund.


     Directors and Officers of the Fund are also directors, trustees and officers of some or all of the other investment companies advised by the Fund's Manager and distributed by PIMS.

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.


                            STANDING BOARD COMMITTEES

     The Board of Directors has established three standing committees in connection with the governance of the Fund--Audit, Nominating and Valuation.

     The Audit Committee consists of Ms. Gold, Mr. La Blanc, Ms. Smith, Mr. Stoneburn and Mr. Whitehead. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent auditors, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the auditors directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the auditors to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the auditors relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibility is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent auditors' responsibility to plan and carry an audit in accordance with audit standards generally accepted in the United States of America. The Audit Committee met 7 times during the fiscal year ended December 31, 2003.

     The Nominating Committee consists of Ms. Gold, Mr. La Blanc, Ms. Smith, and Mr. Whitehead. This committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors serving on the Board and recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director's investment in the Fund, matters relating to Director compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee met three times during the fiscal year ended December 31, 2003.

     The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Fund's portolio securities and other assets and meets on an as needed basis. The Valuation Committee did not meet during the fiscal year ended December 31, 2003. For more information about the Valuation Committee, see "Net Asset Value" below.

     In addition to the three standing committees of the Fund, the Board of Directors has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the JennisonDryden Mutual Funds and Strategic Partners Funds complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board. The following Independent Directors serve on the Executive Committee: Robert E. La Blanc and Robin Smith. Independent directors/trustees from other funds in the JennisonDryden Mutual Funds and Strategic Partners Funds complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and fund management on issues that affect more than one fund; serving as a liaison between the boards of directors/trustees of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.

     The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as result of the introduction of additional funds upon whose boards the Directors may be asked to serve.

     Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Directors' fees daily, which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden Mutual Fund or Strategic Partners Fund chosen by the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The Fund has no retirement or pension plan for its Directors.

     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 2003 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2003.

                               COMPENSATION TABLE



                        AGGREGATE FISCAL YEAR     TOTAL 2003 COMPENSATION FROM FUNDS AND
NAME AND POSITION      COMPENSATION FROM FUND   FUND COMPLEX PAID TO INDEPENDENT DIRECTORS
-----------------      ----------------------   ------------------------------------------
Delayne Dedrick Gold          $  2,706                     $  216,300  (8/85)*
Robert E. La Blanc            $  2,720                     $  195,800 (42/98)*
Stephen P. Munn(1)            $  2,000                     $  166,300 (42/98)*
Robin B. Smith(3)             $  2,700                     $  173,500 (41/97)*
Stephen Stoneburn             $  2,706                     $  181,300 (40/95)*
Nancy H. Teeters(2)           $  1,550                     $  140,000 (37/90)*
Clay T. Whitehead             $  2,700                     $  223,300 (41/96)*


----------

* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Mr. Munn was elected as Director at a meeting on July 2, 2003. Mr. Munn resigned as Director effective November 30, 2003.

(2)  Effective April 23, 2003, Ms. Teeters became a Director Emeritus.

(3) Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2003, such compensation was deferred at the election of this Director, in total or in part, under the Fund's deferred fee agreement. Including accrued interest on amounts deferred through December 31, 2003, the total amount of deferred compensation for the year amounted to $388,622 for Ms. Smith.

     Directors who are interested and Officers do not receive compensation from the Fund or any fund in the Fund Complex and therefore are not shown in the Compensation Table.

     The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2003.


                         DIRECTOR SHARE OWNERSHIP TABLE

                              INDEPENDENT DIRECTORS


                                                   AGGREGATE DOLLAR RANGE
                                                  OF EQUITY SECURITIES IN
                                                       ALL REGISTERED
                                                    INVESTMENT COMPANIES
                         DOLLAR RANGE OF EQUITY    OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR         SECURITIES IN THE FUND         FUND COMPLEX
----------------         ----------------------   ------------------------
Delayne Dedrick Gold               --                    $1-$10,000
Robert E. La Blanc             $1-$10,000              Over $100,000
Robin B. Smith                     --                  Over $100,000
Stephen Stoneburn                  --                  Over $100,000
Clay T. Whitehead                  --                 $50,001-$100,000


                              INTERESTED DIRECTORS


                                                   AGGREGATE DOLLAR RANGE
                                                  OF EQUITY SECURITIES IN
                                                       ALL REGISTERED
                                                    INVESTMENT COMPANIES
                         DOLLAR RANGE OF EQUITY    OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR         SECURITIES IN THE FUND         FUND COMPLEX
----------------         ----------------------   ------------------------
Robert F. Gunia                    --                  Over $100,000

     The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling", "controlled by", or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of December 31, 2003.



                            NAME OF
                          OWNERS AND
                         RELATIONSHIPS             TITLE OF    VALUE OF    PERCENT OF
NAME OF DIRECTOR          TO DIRECTOR    COMPANY     CLASS    SECURITIES      CLASS
----------------         -------------   -------   --------   ----------   ----------
Delayne Dedrick Gold          --           --         --          --           --
Robert E. La Blanc            --           --         --          --           --
Robin B. Smith                --           --         --          --           --
Stephen Stoneburn             --           --         --          --           --
Clay T. Whitehead             --           --         --          --           --


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of March 12, 2004, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

     As of March 12, 2004, there were no beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of the Fund.

     As of March 12, 2004, Wachovia Securities, LLC (Wachovia Securities) was the record holder for other beneficial owners of the following:



                      CLASS                                NO. SHARES/% OF CLASS
                      -----                                ---------------------
                      A                                      46,182,745/23.6%


                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER


     The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the JennisonDryden or Strategic Partners mutual funds. See "How the Fund is Managed--Manager" in the Prospectus. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately 108.6 billion.

     PI is a wholly owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (the Transfer Agent or PMFS), an affiliate of the Manager serves as the transfer agent and dividend-disbursing agent for the JennisonDryden or Strategic Partners mutual funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.


     Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

     PI will review the performance of any subadvisers and make recommendations to the Board of Directors with respect to the retention of the subadvisers, and the renewal of any subadvisory agreements. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street, the Fund's custodian (the Custodian), and PMFS. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

     For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to $750 million, .425 of 1% of the Fund's average daily net assets between $750 million and $1.5 billion and .375 of 1% of the Fund's average daily net assets in excess of $1.5 billion. The fee is computed daily and payable monthly.

     In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

      (1) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Independent Directors;

      (2) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

      (3) the costs and expenses payable to any Subadviser pursuant to any subadvisory agreement between the Manager and a Subadviser.

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses; (1) the fee payable to the Manager, (2) the fees and expenses of Independent Directors, (3) the fees and certain expenses of the Fund's Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (4) the charges and expenses of the Fund's legal counsel and independent accountants, (5) brokerage commissions, if any, and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (6) all taxes and corporate fees payable by the Fund to governmental agencies, (7) the fees of any trade association of which the Fund is a member, (8) the cost of stock certificates representing shares of the Fund, (9) the cost of fidelity and liability insurance, (10) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and the fees and expenses of registration and notice filings made in accordance with state securities laws, (11) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing report, proxy statements and prospectuses to shareholders, (12) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (13) distribution and service fees.

     The Management Agreement also provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party upon not more than 60 days' or less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.


     For the fiscal years ended December 31, 2003, 2002 and 2001, PI received management fees of $1,035,688, $1,003,046 and $914,763, respectively.


     PI has entered into a Subadvisory Agreement with Prudential Investment Management, Inc. (PIM), a wholly owned subsidiary of Prudential. The Subadvisory Agreement provides that PIM furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIM's performance of such services. PIM is paid by PI at an annual rate of .250 of 1% of the Fund's average daily net assets to $750 million, .191 of 1% of the Fund's average daily net assets between $750 million and $1.5 billion and .150 of 1% of the Fund's average daily net assets over $1.5 billion.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or PIM upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved by the Board of Directors at least annually in accordance with the requirements of the 1940 Act.

(b) MATTERS CONSIDERED BY THE BOARD


     The Management and Subadvisory Agreements were last approved by the Board of Directors, including all of the Independent Directors on May 29, 2003 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and the Subadviser that addressed specific factors designed to inform the Board's consideration of these and other issues.

     With respect to the nature and quality of the services provided by the Manager and the Subadviser, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds, over the past one, five and ten years. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and Subadviser. The Board reviewed the Manager's and the Subadviser's use of brokers or dealers in fund transactions that provided research and other services to them, and the benefits derived by the Fund from such services. The Board also considered the Manager's and Subadviser's stated intentions with respect to their respective investment management capabilities in the management of the Fund.


     With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the Subadviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also considered that the Fund's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Subadviser. In concluding that the direct and indirect benefits accruing to the Manager, the Subadviser and their affiliates, by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the Subadviser's profit or loss on the Fund for the recent period and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the Subadviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or Subadvisory fees. The Board understood that neither the Manager nor the Subadviser use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management or advisory agreements,at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Directors.

PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLAN


     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the shares of the Fund. See "How the Fund is Managed--Distributor" in the Prospectus. PIMS is a subsidiary of Prudential.


     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

DISTRIBUTION AND SERVICE PLAN

     Under the Fund's Distribution and Service Plan (the Plan) and Distribution Agreement, the Fund pays the Distributor a distribution and service fee of up to 0.125% per annum of the average daily net assets of the Class A shares of the Fund, computed daily and payable monthly. Under the Plan, the Fund is required to pay the distribution and service fee regardless of the expenses incurred by the Distributor.

     For the fiscal year ended December 31, 2003, PIMS received payments of $258,922, under the Plan. It is estimated that all this amount was spent on commission credits to Wachovia Securities and Pruco Securities, LLC (Pruco) for payments of account servicing fees to financial advisers and an allocation of overhead and other branch office distribution-related expenses. The term "overhead and other branch office distribution-related expenses" represents (1) the expenses of operating branch offices of Wachovia Securities and Pruco, an affiliated broker-dealer, in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (2) the costs of client sales seminars, (3) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (4) other incidental expenses relating to branch promotion of Fund sales.


     The Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or in any agreement relating to the Plan (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding Class A voting securities of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without shareholder approval, and all material amendments must also be approved by the Board of Directors in the manner described above. The Plan will automatically terminate in the event of its assignment.

     Pursuant to the Plan, the Directors will be provided with, and will review, at least quarterly, a written report of the distribution expenses incurred on behalf of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purpose of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

     NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of the Fund's Class A shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on Class A shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to Class A shares rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of the total gross sales of Class A shares, all sales charges on Class A shares would be suspended.

OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities, and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Fund.


     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer agent and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. In connection with services rendered to the Fund, PMFS receives an annual fee ($12.00) per shareholder account, a new account set up fee ($2.00) for each manually-established account and a monthly inactive zero balance account fee ($0.20) per shareholder account plus its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, served as the Fund's independent auditors and in that capacity audited the Fund's annual financial statements for the fiscal year ended December 31, 2003. On November 18, 2003, he Audit Committee and the full Board approved the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending December 31, 2004.


CODE OF ETHICS


     The Board of Directors has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (collectively, the Codes). The Codes apply to access persons (generally persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

DESCRIPTION OF PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

     The Board of Directors of the Fund has delegated to the Fund's investment manager, PI the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (Subadvisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board of the Fund, including any Committee thereof established for that purpose.

     The Manager and the Board of Directors of the Fund view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board of Directors of the Fund views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board of Directors of the Fund maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

     The Manager delegates to the Fund's Subadviser the responsibility for voting the Fund's proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Fund and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager expects that the Subadviser will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Securities and Exchange Commission.

     A copy of the proxy voting policies of the Fund's Subadviser is set forth in Appendix II of this SAI.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section the term "Manager" includes the Subadviser. The Fund does not normally incur any brokerage commission expense on such transactions. In the market for money market instruments, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Fund does not reduce the fee it pays to the Manager by any amount that may be attributed to the value of such services. The Fund will not effect any securities transactions with or through PSI as broker or dealer.

     During the fiscal years ended December 31, 2003, 2002 and 2001, the Fund paid no brokerage commissions.

     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents during their most recent fiscal year. As of December 31, 2003, the Fund held no such securities.


                           SECURITIES AND ORGANIZATION

     The Fund is authorized to issue three billion shares of capital stock, $.01 par value per share, divided into two classes, designated Class A and Class Z common stock. Of the authorized shares of common stock of the Fund,1.5 billion shares consist of Class A shares and 1.5 billion shares consist of Class Z shares.

     Currently, the Fund offers only Class A shares. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the shareholder. All shares are equal as to earnings, assets and voting privileges. There are no conversion, pre-emptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all the Fund's assets after all debts and expenses have been paid. The shares of the Fund do not have cumulative voting rights for the election of directors.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

PURCHASE OF SHARES

     The Fund reserves the right to reject any initial or subsequent purchase (including an exchange) and the right to limit investments in the Fund solely to existing or past shareholders of the Fund.


     Shares of the Fund may be purchased by investors through the Distributor, through brokers that have entered into agreements to sell Fund shares, or directly through PMFS. Shares may also be purchased through Wachovia Securities or Pruco. Wachovia Securities clients who hold Fund shares through Wachovia Securities may benefit through administrative conveniences afforded them as Wachovia Securities clients, but may be subject to certain additional restrictions imposed by Wachovia Securities.


REOPENING AN ACCOUNT

     Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application form, at any time during the calendar year the account is closed, provided that the existing account information is still accurate.

REDEMPTION OF SHARES

     Investors who purchase shares directly from PMFS may use the following privileges:

     CHECK REDEMPTION. At a shareholder's request, State Street will establish a personal checking account for the shareholder. Checks drawn on this account can be made payable to the order of any person in any amount equal to or greater than $500. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares in a shareholder's account in the Fund to cover the amount of the check. This enables the shareholder to continue earning daily dividends until the check is cleared. Canceled checks are returned to the shareholder by State Street.

     Shareholders are subject to State Street's rules and regulations governing checking accounts, including the right of State Street not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment. Participants in certain retirement plans may not be eligible for check redemption. Please contact PMFS for further details.

     Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available to cover checks until 10 calendar days after receipt of the purchase check by PMFS. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account.

     PMFS reserves the right to assess a service charge to establish a checking account and to order checks. State Street, PMFS and the Fund have reserved the right to modify this checking redemption privilege or to place a charge for each check presented for payment for any individual account or for all accounts in the future.

     The Fund, PMFS or State Street may terminate Check Redemption at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, or telephone (800) 225-1852 (toll-free). Check Redemption is not available to investors for whom PSI has purchased shares.

SALE OF SHARES

     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time) in order to receive that day's NAV. Your dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.


     If you hold shares of the Fund through Wachovia Securities, you must redeem your shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.


     In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor, or to your broker.


     SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer, savings institution or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.


     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request, and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or
(4) exist.

     Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

     EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except ifan account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the NYSE closes. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions and Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

REDEMPTION IN KIND

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Any such securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

RESTRICTIONS ON SALES


     The Fund may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except (1) for any period (a) during which the NYSE is closed, other than for customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. The Commission by rules and regulations determines the conditions under which (1) trading shall be deemed to be restricted and (2) an emergency is deemed to exist within the meaning of clause (2) above.


                                 NET ASSET VALUE

     The Fund's NAV per share is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares.

     The Fund uses the amortized cost method of valuation to determine the value of its portfolio securities. In that regard, the Fund's Board of Directors has determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase only instruments having remaining maturities of thirteen months or less, and to invest only in securities determined by the investment adviser under the supervision of the Board of Directors to be of minimal credit risk and to be of "eligible quality" in accordance with regulations of the Commission. The remaining maturity of an instrument held by the Fund that is subject to a put is deemed to be the period remaining until the principal amount can be recovered through demand or, in the case of a variable rate instrument, the next interest reset date, if longer. The value assigned to the put is zero. The Board of Directors also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of a Fund's portfolio holdings by the Board, at such intervals as deemed appropriate, to determine whether the Fund's NAV calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board, and if such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize gains or losses, the shortening of average portfolio maturity, the withholding of dividends or the establishment of NAV per share by using available market quotations.


     The Fund computes its NAV at the close of regular trading on the NYSE, (usually 4:00 PM New York time), on each day the NYSE is open for trading. In the event the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the NYSE closes. The NYSE is closed on most national holidays and on Good Friday. The Fund does not determine its NAV on days when no orders to purchase, sell or exchange Fund shares have been received or days on which changes in the value of the Fund's securities do not materially affect the NAV.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS


     The following is a summary of certain tax considerations generally affecting the Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (I.E., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     If for any year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

FUND INVESTMENTS

     The Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. The Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require the Fund to borrow money or dispose of other securities in order to comply with those requirements. The Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require the Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, the Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

TAX EXEMPT DIVIDENDS

     The Fund intends to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Fund that consists of interest received by the Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund. In view of the Fund's policies, it is expected that substantially all dividends will be exempt-interest dividends, although the Fund may from time to time recognize and distribute net short-term capital gains and other minor amounts of taxable income.

     Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of the Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of the Fund's shares held six months of less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

     Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by the Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of the Fund's income consisting of such interest.

FUND DISTRIBUTIONS

     The Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income that are not designated exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Because none of the Fund's net income is anticipated to arise from dividends on common or preferred stock, none of its distributions to corporate shareholders will be eligible for the dividends received deduction generally allowed to U.S. corporations with respect to dividends received from other U.S. corporations under the Internal Revenue Code. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     Ordinarily, shareholders are required to take taxable distributions by the Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by the Fund that do not constitute qualified dividend income, ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in the Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

SALE OR REDEMPTION OF SHARES

     It is anticipated that the net asset value per share of the Fund will remain constant. However, if the net asset value per share fluctuates, a shareholder may recognize gain or loss on the sale or redemption of shares in the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.

Additionally, if a shareholder disposes of shares of the Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (I.E., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

STATE AND LOCAL TAX MATTERS

     Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.


                              CALCULATION OF YIELD

     The Fund will prepare a current quotation of yield daily. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares, but excluding any capital changes, divided by the value of the account at the beginning of the base period. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Fund's portfolio, and its operating expenses. The Fund also may prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


              Effective yield = [(base period return + 1)365/7] - 1

     The Fund may also calculate the tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The Fund will then determine what portion of the yield is attributable to securities, the income of which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus 35% (the assumed maximum tax rate for individual taxpayers not subject to Alternative Minimum Tax) and then added to the portion of the yield that is attributable to other securities.


     The Fund's yield fluctuates, and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in a Fund is held, but also in changes in the Fund's expenses. Yield does not take into account any federal or state income taxes.


                              FINANCIAL STATEMENTS

     The Fund's financial statements for the fiscal year ended December 31, 2003, incorporated into this SAI by reference to the Fund's 2003 annual report to shareholders (File No. 811-2927), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling
(800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

                                   APPENDIX I

                             DESCRIPTION OF RATINGS


MOODY'S INVESTORS SERVICE, INC. (MOODY'S)


  DEBT RATINGS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may notbe as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     - Leading market positions in well-established industries.

     - High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternative liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liability is maintained.

     MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

STANDARD & POOR'S RATINGS SERVICES (S&P)


  LONG-TERM ISSUE CREDIT RATINGS

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligator's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest-rated obligations only in small degrees. The obligator's capacity to meet its financial commitment on the obligation is extremely strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligator's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

     PLUS (+) OR MINUS (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

     A-1: The designation indicated that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

NOTES RATINGS

     An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. Thefollowing criteria will be used in making that assessment.

     - Amortization schedule--the longer the final maturity relative to other maturities the more likely it will be treated as a note.

     - Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

     SP-1: Strong capacity to pay principal and interest. An issue determined to posses a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

FITCH RATINGS

  INTERNATIONAL LONG-TERM CREDIT RATINGS

     AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payments of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  SHORT-TERM DEBT RATINGS

     F1: Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     PLUS (+) OR MINUS (-): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category or to short-term ratings other than F-1.

              APPENDIX II--PROXY VOTING POLICIES OF THE SUBADVISER

     A copy of the proxy voting policies of the Fund's Subadviser follows:

                             PIM PROXY VOTING POLICY

     The overarching goal of each of the asset management units within Prudential Investment Management, Inc. ("PIM") is to vote proxies in the best interests of their respective clients based on the clients' priorities. Material conflicts of interests arising from other firm relationships WILL NOT influence voting.

     Because the various asset management units within PIM operate differently, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

     A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assess the policy's effectiveness. In addition, should the need arise, the committee is authorized to handle any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

     In all cases, specific voting information is available to each client with respect to the voting of proxies relating to securities held by the client. Moreover, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

                  VOTING APPROACH OF PIM ASSET MANAGEMENT UNITS

     The PIM Asset Management Units listed below are divisions within PIM and, therefore, the proxy policies of PIM detailed above, including with respect to conflicts, apply to each of the PIM Asset Management Units.

PRUDENTIAL PUBLIC FIXED INCOME

     As this asset management unit invests almost exclusively in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

     - a proposal regarding a merger, acquisition or reorganization,

     - a proposal that is not addressed in the unit's detailed policy statement, or

     - circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

PRUDENTIAL QUANTITATIVE MANAGEMENT

     This asset management unit invests with the expectation of replicating the performance of broad based equity indexes. As a result, there is little direct consideration of individual proxies. Generally, when a proxy is received, this unit will vote in accordance with a pre-determined set of votes, in most cases based on the recommendations of a proxy voting service such as IRRC. On the rare occasion that a proxy proposal falls outside the pre-determined voting policy, the financial impact of the proposal will be evaluated on a case-by-case basis.

PRUDENTIAL REAL ESTATE INVESTORS

     As this asset management unit invests primarily in real estate and real estate related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

     - a proposal regarding a merger, acquisition or reorganization,

     - a proposal that is not addressed in the unit's detailed policy statement, or

     - circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio for individual consideration.

PRUDENTIAL CAPITAL GROUP

     As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include the detailed knowledge of the issuer's financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS.


         (a) (1) Restated Articles of Incorporation, incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on February 26, 1997 (File No. 2-64625).

             (2) Trade Name Application for Dryden Tax-Free Money Fund.*


         (b) By-Laws of the Registrant as Amended and Restated November 18, 1999, incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed via EDGAR on March 13, 2001 (File No. 2-64625).

         (c) Instruments defining rights of holders of the securities being offered, incorporated by reference to Exhibits(a) and (b) above.

         (d) (1) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., as amended on November 19, 1993, incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 17 to Registration Statement filed on Form N-1A via EDGAR on March 2, 1994 (File No. 2-64625).

             (2) Subadvisory Agreement between Prudential Mutual Fund Management and The Prudential Investment Corporation, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on February 26, 1997 (File No. 2-64625).

             (3) Amendment to Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation incorporated by reference to Exhibit (d)(iii) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on February 29, 2000 (File No. 2-64625).

         (e) (1) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(iii) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed via EDGAR on April 27, 1999 (File No. 2-64625).

             (2) Form of Dealer Agreement, incorporated by reference to Exhibit
             (e)(iv) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed via EDGAR on April 27, 1999 (File No. 2-64625).

         (f) Not applicable.

         (g) (1) Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on February 26, 1997 (File No. 2-64625).

             (2) Amendment to Custodian Contract dated February 22, 1999, incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed via EDGAR on March 13, 2001 (File No. 2-64625).

             (3) Amendment to Custodian Contract dated July 17, 2001, incorporated by reference to Exhibit No. (g)(3) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed via EDGAR on February 22, 2002 (File No. 2-64625).

             (4) Amendment to Custodian Contract dated January 17, 2002, incorporated by reference to Exhibit No. (g)(4) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed via EDGAR on February 22, 2002 (File No. 2-64625).

         (h) (1) Transfer Agency and Service Agreement, dated January 1, 1988, between the Registrant and Prudential Mutual Fund Services, incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on February 26, 1997 (File No. 2-64625).

             (2) Amendment to Transfer Agency and Service Agreement dated August 24, 1999, incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed via EDGAR on March 13, 2001 (File No. 2-64625).

             (3) Amendment to Transfer Agency and Service Agreement dated September 4, 2002, incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A filed via EDGAR on February 27, 2003 (File No. 2-64625).


         (i) Opinion of Counsel to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1, incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on February 26, 1997 (File No. 2-64625).


         (j) Consent of Independent Auditors.*



         (k) Not applicable.

         (l) Not applicable.

         (m) Amended and Restated Distribution and Service Plan, incorporated by reference to Exhibit (m)(ii) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed via EDGAR on April 27,1999 (File No. 2-64625).

         (n) Not applicable.

         (o) Reserved.


         (p) (1) Code of Ethics of the Registrant dated February 24, 2004.*

             (2) Code of Ethics of Prudential Investment Management, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC dated February 24, 2004.*


         (q) Powers of Attorney dated May 23, 2001, incorporated by reference to Exhibit No. (q) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed via EDGAR on February 22, 2002 (File No. 2-64625).

----------
  * Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.

ITEM 25. INDEMNIFICATION.

    As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VI of the Fund's Amended By-Laws (Exhibit (b) to the Registration Statement), the Registrant shall indemnify present and former officers, directors, employees and agents of the Registrant against judgments, fines, settlements and expenses and may advance expenses to such parties to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. Section 2-418 of Maryland General Corporation Law permits indemnification of directors unless it is established that (1) the act or omission of the director was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property or services; or (3) in the case of a criminal proceeding, the director has reasonable cause to believe that the act or omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), Prudential Investment Management Services LLC (PIMS) or the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant maintains an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties.

The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.


    Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments LLC (PI) and Prudential Investment Management, Inc.) PIM, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

    (a) Prudential Investments LLC. (PI).

    See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services--Manager and Investment Adviser" in the Statement of Additional Information (SAI) constituting Part B of this Post-Effective Amendment to the Registration Statement.

    The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-31104, filed on March 30,1995).

    The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.


NAME AND ADDRESS        POSITION WITH PI                     PRINCIPAL OCCUPATIONS
----------------        ----------------                     ---------------------
Robert F. Gunia         Executive Vice President    Executive Vice President and Chief Administrative
                          and Chief                   Officer, Pl; Vice President, Prudential;
                          Administrative Officer      President, PIMS; Executive Vice President, Chief
                                                      Administrative Officer and Director of
                                                      American Skandia Investment Services, Inc.;
                                                      Executive Vice President and Director of
                                                      American Skandia Fund Services, Inc.;
                                                      Executive Vice President, Chief
                                                      Administrative Officer and Director of
                                                      American Skandia Advisory Services, Inc.

William V. Healey       Executive Vice President    Executive Vice President, and Chief Legal
                          and Chief Legal Officer     Officer, PI; Vice President and Associate
                                                      General Counsel, Prudential; Senior Vice
                                                      President, Chief Legal Officer and Secretary,
                                                      PIMS; Executive Vice President and Chief
                                                      Legal Officer of American Skandia Investment
                                                      Services, Inc., Executive Vice President and
                                                      Chief Legal Officer of American Skandia Fund
                                                      Services, Inc.; Executive Vice President and
                                                      Chief Legal Officer of American Skandia
                                                      Advisory Services, Inc.

Keithe L. Kinne         Executive Vice President    Executive Vice President, PI; Executive Vice
                                                      President and Director of American Skandia
                                                      Investment Services, Inc. and Executive Vice
                                                      President and Director of American Skandia
                                                      Advisory Services, Inc.


Kevin B. Osborn         Executive Vice President    Executive Vice President, PI; Executive Vice
                                                      President and Director of American Skandia
                                                      Investment Services, Inc. and Executive Vice
                                                      President and Director of American Skandia
                                                      Advisory Services, Inc.

Stephen Pelletier       Executive Vice President    Executive Vice President, PI

Judy A. Rice            Officer in Charge,          Officer-in-Charge, President, Chief Executive
                          President, Chief            Officer and Chief Operating Officer, PI;
                          Executive Officer and       Officer-in-Charge, Director, President, Chief
                          Chief Operating Officer     Executive Officer and Chief Operating Officer
                                                      of American Skandia Investment Services,
                                                      Inc., Officer-in-Charge, Director, President
                                                      and Chief Executive Officer of American
                                                      Skandia Fund Services, Inc.;
                                                      Officer-in-Charge, Director, President, Chief
                                                      Executive Officer and Chief Operating Officer
                                                      of American Skandia Advisory Services, Inc.

NAME AND ADDRESS        POSITION WITH PI                     PRINCIPAL OCCUPATIONS
----------------        ----------------                     ---------------------
Philip N. Russo         Executive Vice President,   Executive Vice President, Chief Financial
                          Chief Financial Officer     Officer and Treasurer, PI; Director of
                          and Treasurer               Jennison Associates, LLC; Executive Vice
                                                      President and Director of American Skandia
                                                      Investment Services, Inc. and Executive Vice
                                                      President and Director of American Skandia
                                                      Advisory Services, Inc.

Lynn M. Waldvogel       Executive Vice President    Executive Vice President, PI; Chief Financial
                                                      Officer and Director of American Skandia Fund
                                                      Services, Inc.; Executive Vice President,
                                                      Chief Financial Officer and Director of
                                                      American Skandia Advisory Services, Inc.


    (b) Prudential Investment Management, Inc. (PIM)

    See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services--Manager and Investment Adviser" in the SAI constituting Part B of this Post-Effective Amendment to the Registration Statement.


    The business and other connections of PIM's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.



NAME AND ADDRESS         POSITION WITH PIM                    PRINCIPAL OCCUPATIONS
----------------         ----------------                     ---------------------
Matthew J. Chanin        Director and Senior Vice    Director and President of Prudential Equity
Gateway Center Four        President                   Investors, Inc.; Chairman, Director and
Newark, NJ 07102                                       President of Prudential Private Placement
                                                       Investors, Inc.

Dennis M. Kass           Director and Vice           Chairman, CEO and Director of Jennison
466 Lexington Avenue,      President                   Associates LLC; Director of Prudential Trust
18th Floor                                             Company
New York, NY 10017

Philip N. Russo          Director                    Director of Jennison Associates, LLC;
                                                       Executive Vice President, Chief Financial
                                                       Officer and Treasurer, PI

John R. Strangfeld, Jr.  Chairman of the Board,      Vice President of Prudential Financial, Inc.
                           President and Chief         (Prudential); Chairman, Director and CEO of
                           Executive Officer and       Prudential Securities Group; Director and
                           Director                    President of Prudential Asset Management
                                                       Holding Company; Director of Jennison
                                                       Associates LLC; Executive Vice President of
                                                       The Prudential Insurance Company of America

James J. Sullivan        Director, Vice President    Chairman, Director, President and CEO of
                           and Managing Director       Prudential Trust Company; Director and
                                                       President of the Prudential Asset Management
                                                       Company, Inc.

Bernard B. Winograd      Director, President and     Senior Vice President of Prudential; Director
                           CEO                         of Jennison Associates LLC; Director and Vice
                                                       President of the Prudential Asset Management
                                                       Holding Company


ITEM 27. PRINCIPAL UNDERWRITERS

    (a) Prudential Investment Management Services LLC (PIMS)


    PIMS is distributor for Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc. and The Target Portfolio Trust.

     PIMS is also distributor of the following unit investment trusts: Separate
Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.


    (b) Information concerning the officers and directors of PIMS is set forth below.


                         POSITIONS AND                 POSITIONS AND
                         OFFICES WITH                  OFFICES WITH
NAME(1)                  UNDERWRITER                   REGISTRANT
-------                  -------------                 -------------
Edward P. Baird          Executive Vice President         None
213 Washington St.
Newark, NJ 07102

C. Edward Chaplin        Vice President and               None
751 Broad Street           Treasurer
Newark, NJ 07102

Kenneth J. Schindler     Senior Vice President and        None
                           Chief Compliance
                           Officer

Robert F. Gunia          President                     Vice President and
                                                         Director

William V. Healey        Senior Vice President,           None
                           Secretary and Chief
                           Legal Officer


Michael J. McQuade       Senior Vice President and        None
                           Chief Financial Officer

David R. Odenath         Executive Vice President         None

Stephen Pelletier        Executive Vice President         None

Scott G. Sleyster        Executive Vice President         None
71 Hanover Road
Florham Park, NJ 07932

Bernard B. Winograd      Executive Vice President         None


----------
(1) The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, unless otherwise indicated.

    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, Prudential Investment Management, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1(b)(4), (5), (6), (7), (9), (10) and (11) and
31a-1(d) and (f) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 29. MANAGEMENT SERVICES

     Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the SAI, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 29th day of March, 2004.


                                    PRUDENTIAL TAX-FREE MONEY FUND, INC.


                                                 *
                                         --------------------------------------
                                              Judy A. Rice, President


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


              SIGNATURE                   TITLE                                      DATE
              ---------                   -----                                      ----
                  *
---------------------------------------   Director
          Delayne Dedrick Gold

                    *
---------------------------------------   Director and Vice President
             Robert F. Gunia

                    *
---------------------------------------   Director
           Robert E. La Blanc

                    *
---------------------------------------   President
              Judy A. Rice

                    *
---------------------------------------   Director
             Robin B. Smith

                    *
---------------------------------------   Director
            Stephen Stoneburn

                    *
---------------------------------------   Director
            Clay T. Whitehead

                    *                     Treasurer, Principal Financial and
---------------------------------------     Accounting Officer
             Grace C. Torres


 * By: /s/  JONATHAN D. SHAIN
---------------------------------------                                          March 29, 2004
            Jonathan D. Shain
            Attorney-in-Fact

                                  EXHIBIT INDEX


     (a)  (2) Trade Name Application for Dryden Tax-Free Money Fund.*

     (j)  Consent of Independent Auditors.*

     (p)  (1) Code of Ethics of the Registrant dated February 24, 2004.*

          (2) Code of Ethics of Prudential Investment Management, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC dated February 24, 2004.*


----------
  *Filed herewith.